DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We  are  pleased  to  provide  you  with this report on the Dreyfus New Jersey
Municipal Bond Fund, Inc. for the six-month reporting period ended June 30, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 2.71%,* and an annualized tax-free distribution rate per share of 4.94%.**

Economic Review

In recent testimony to Congress, Federal Reserve Board Chairman Alan Greenspan proclaimed the economy to be "as impressive as any I have witnessed." Indeed, the performance of the economy has been tremendous, with solid, noninflationary economic growth and a robust rate of new job creation. Accordingly, the unemployment rate hovers near its 28-year low. Not surprisingly, consumers brim with confidence: new home sales were recently at record levels, and retail sales have surged since January. The enthusiastic spending of consumers has, so far, offset the adverse effects of the economic problems in Asia. In fact, the financial crisis in the Far East has proved a boon to consumers, since lower import prices have further subdued domestic price pressures and helped keep interest rates low. Remarkably, despite the strengthening economy since the beginning of this year, inflation has waned further. With inflation under control and the economy just beginning to experience a reduction in foreign demand, the Federal Reserve Board has been reluctant to raise interest rates for fear of further roiling Asian financial markets. The last increase in short-term rates came in March 1997 when the Federal Reserve Board Open Market Committee (the policy-making arm of The Federal Reserve) hiked the target rate for Federal Funds by one quarter of a percent to 5.5%.

  Even with the booming job market, wage gains have had little inflationary effect, since business spending in productivity-enhancing capital equipment has been strong throughout the economic expansion. The one soft spot in the job market has been in manufacturing: industrial production has slowed -- a clear sign that Asian economic woes are being felt here -- and inventories of domestic manufacturers have risen due to the reduction in foreign demand. Many analysts expect that the growing trade deficit will retard second-quarter economic growth and possibly serve as a drag over the foreseeable future. This reduction in foreign demand could further moderate the rate of domestic production and consequently ease the demand for labor, thus lessening inflationary pressure resulting from wage increases. Cheaper imports have also weakened the pricing environment for U.S. manufacturers and, in consequence, acted as an additional curb to inflation. All this has been part of what Chairman Greenspan called our economy' s "virtuous cycle" where even so-called crises have proven economically beneficial. As a further example, the economic upheavals in Asia and Russia have caused nervous foreign investors to seek refuge in the U.S. bond market, causing a demand surge that has helped maintain our low interest rate environment. Yet we, along with Chairman Greenspan, are skeptical that our economy has somehow moved "beyond history," and we share his vigilance regarding signs of inflationary imbalances.

Market Environment

  The environment for long-term interest rates has been extremely favorable during the past six months. Moderate economic growth, generally low inflation and a strong currency continue to be a prop for the bond market. However, the push to lower interest rates is due mainly to ongoing concerns regarding the severity and duration of the Asian financial crisis. The 30-year benchmark Treasury bond yield reached a new low of 5.57% as the crisis appeared to worsen during June, its price boosted by non-traditional buyers in a flight to quality out of Asian markets and into U.S. Government securities.

  Municipal bonds were supported by the same factors that helped Treasuries record higher prices. But while Treasuries were experiencing a decline in supply during the period, municipalities were issuing debt at a record pace. Through June 30, municipal issuance was approximately $164.8 billion, an increase of about 43% versus one year earlier. This supply more than offset strong demand for municipals as the municipal/Treasury yield ratio (as measured by the Bond Buyer Revenue Bond Index /30-year Treasury yield) increased from 91% to 95% by June 30. For the six-month period, Treasury yields declined by about 30 basis points to close at 5.63%, while municipal yields fell by only 6 basis points as measured by the Bond Buyer Revenue Bond Index. From an historic perspective, municipals are very attractive at these percentages relative to Treasuries. In addition, tax-exempt supply traditionally wanes as the summer months approach, thus offering the prospect for municipal outperformance in the months ahead.

  Although the Fed is admittedly concerned about the low U.S. unemployment rate and the possibility of subsequent wage inflation, the general consensus is that the FOMC will not implement a change in policy that could compound the problems in Asia. We are of the same opinion and since we can envision no quick resolution to the Asian crisis, foreign events should remain as the dominant influence on long-term interest rates in the near future. Thus, we anticipate steady monetary policy and strong underpinnings for the bond market.

Portfolio Overview

  In direct contrast to national new-issue volume, the supply of New Jersey tax-exempt paper actually decreased by 39% versus the same period in the prior year. The resulting supply/demand imbalance kept a strong bid in the market for New Jersey paper throughout the reporting period. Deals of note include $410 million NJ general obligations, and five separate hospital issues ranging in size from $50 to $125 million. Also of major importance were four large Puerto Rico deals (which are New Jersey tax-exempt) that were between $500 million and $1.2 billion. With the direction of long-term interest rates uncertain at best, we attempted to reposition the portfolio with securities that offer greater potential for price appreciation without increasing the risk profile of the Fund. This was done by selling less desirable bonds and purchasing several of the new issues at what we believe to be attractive levels. We have maintained a nucleus of high-coupon, income generating securities which historically have performed well in times of uncertainty by stabilizing net asset value while producing a generous level of tax-free income. At present, approximately 84% of the Fund is invested in securities which are rated "A" or better, and we will look for opportunities to increase this percentage as credit spreads are currently very narrow.

  Looking forward, New Jersey issuance could decrease further as the summer months advance. However, we will continue to look for opportunities to sell securities with inferior call features and/or liquidity and replace them with new issues that offer greater potential for price appreciation. In conclusion, the current environment has the bond market firmly entrenched in a well-defined range. This will not go on indefinitely. We will remain alert for signals of the next trend for long-term interest rates and stand ready to adjust the portfolio accordingly.

               Very truly yours,

              [Richard J. Moynihan signature logo]

               Richard J. Moynihan

               Director, Municipal Portfolio Management

               The Dreyfus Corporation

July 20, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. Income may be subject to state and local income taxes for non-New Jersey residents.

** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
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STATEMENT OF INVESTMENTS                            JUNE 30, 1998 (UNAUDITED)

                                                                                                  Principal
Long-Term Municipal Investments--99.8%                                                              Amount            Value
-------------------------------------------------------
                                                                                                 ____________      ____________

New Jersey--83.7%

Atlantic County Utilities Authority, Solid Waste System Revenue:
   7%, 3/1/2008                                                                                $    4,250,000    $    4,268,488

   7.125%, 3/1/2016                                                                                 6,650,000         6,678,794

City of Camden:

   Zero Coupon, 2/15/2010 (Insured; FSA)                                                            2,500,000         1,470,100

   Zero Coupon, 2/15/2012 (Insured; FSA)                                                            4,585,000         2,396,121

Camden County Improvement Authority, Health Hospital and Nursing Home Revenue

   (Catholic Health East) 5%, 11/15/2028 (Insured; AMBAC)                                           3,200,000         3,128,896

Camden County Pollution Control Financing Authority, Solid Waste Disposal and

   Resource Recovery System Revenue 7.50%, 12/1/2010                                               13,000,000        13,022,230

Clearview Regional High School District, Refunding

   5.375%, 8/1/2015 (Insured; FGIC)                                                                 3,625,000         3,835,540

Delaware River Port Authority, Highway Toll Revenue 5.50%, 1/1/2026 (Insured; FGIC)                 5,000,000         5,170,050

East Orange:

   Zero Coupon, 8/1/2010 (Insured; FSA)                                                             4,240,000         2,441,307

   Zero Coupon, 8/1/2011 (Insured; FSA)                                                             2,500,000         1,357,725

East Orange Board Of Education, COP, Lease Revenue:

   5.50%, 8/1/2012 (Insured; FSA) (a)                                                              11,000,000        11,758,010

   Zero Coupon, 2/1/2015 (Insured; FSA)                                                             1,420,000           629,017

   Zero Coupon, 8/1/2016 (Insured; FSA)                                                             1,425,000           581,272

   Zero Coupon, 8/1/2019 (Insured; FSA)                                                             1,000,000           347,930

   Zero Coupon, 2/1/2021 (Insured; FSA)                                                             2,845,000           920,272

   Zero Coupon, 2/1/2026 (Insured; FSA)                                                             1,845,000           462,375

   Zero Coupon, 2/1/2028 (Insured; FSA)                                                             2,845,000           644,734

Essex County Improvement Authority, Revenue:

  Lease:

       7%, 12/1/2020 (Prerefunded 12/1/2000) (Insured; AMBAC) (b)                                   4,000,000         4,357,120

       (County Correctional Facility Project) 5.70%, 1/1/2027 (Insured; FGIC)                       7,030,000         7,426,140

   Water (Utility System-Orange Franchise) 5.75%, 7/1/2027 (Insured; MBIA)                          2,000,000         2,122,600

Evesham Township Board of Education, COP, Lease Purchase Agreement

   6.875%, 9/1/2011 (Prerefunded 9/1/2001) (Insured; FGIC) (b)                                      3,050,000         3,363,631

Gloucester County Industrial Pollution Control Financing Authority,

  Industrial Revenue, Refunding (Mobil Oil Refining Corp. Project)

   5.625%, 12/1/2028 (Guaranteed; Mobil Oil Refining Corp.)                                         1,000,000         1,037,050

Gloucester County Utilities Authority, Sewer Revenue, Refunding

   5.45%, 1/1/2024 (Insured; MBIA)                                                                  1,250,000         1,282,050

Gloucester Township Municipal Utilities Authority, Sewer Revenue, Refunding

   5.65%, 3/1/2018 (Insured; AMBAC)                                                                 2,530,000         2,747,504

Hillsborough Township School District:

   5.40%, 10/1/2020 (Insured; FSA)                                                                  1,720,000         1,758,322

   5.40%, 10/1/2021 (Insured; FSA)                                                                  1,270,000         1,295,730

Hoboken, Refunding 4.75%, 8/1/2011 (Insured; FSA)                                                   7,780,000         7,851,498

Howell Township, Refunding 6.80%, 1/1/2014 (Insured; FGIC)                                          5,000,000         5,481,750

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
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STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------
                                                                                                 ____________      ____________

New Jersey (continued)

Hudson County Improvement Authority:

   Facility Lease Revenue 7.986%, 12/1/2025 (Insured; FGIC) (c,d)                               $  13,835,000     $  16,117,775

   MFHR (Conduit Financing - Observer Park Project) 6.90%, 6/1/2022 (Insured; FNMA)                 4,190,000         4,491,470

Jersey City:

   Zero Coupon, 5/15/2010 (Insured; FSA)                                                            4,745,000         2,758,553

   5.375%, 10/1/2013                                                                                1,000,000         1,038,250

   Refunding:

       6%, 10/1/2008 (Insured; AMBAC)                                                               2,490,000         2,794,950

       6%, 10/1/2009 (Insured; AMBAC)                                                               1,890,000         2,128,216

Keansburg Board of Education, COP 8%, 11/1/2014 (Prerefunded 11/1/1999) (b)                         5,000,000         5,369,050

Manchester Township Board of Education, COP

   7.20%, 12/15/2009 (Prerefunded 12/15/1998) (Insured; MBIA) (b)                                   4,175,000         4,326,218

Middlesex County Improvement Authority, Revenue

   (Golf Course Project) 5.20%, 2/1/2018                                                            1,000,000         1,006,970

Monmouth County Improvement Authority, Revenue (Asbury Park Project)

   7.375%, 12/1/2009 (Prerefunded 12/1/1999) (b)                                                    3,000,000         3,204,930

New Brunswick Parking Authority, Revenue, Refunding

   7.125%, 9/1/2015 (Prerefunded 9/1/1999) (Insured; FGIC) (b)                                      2,000,000         2,107,740

State of New Jersey, Refunding 6%, 7/15/2010                                                        7,400,000         8,389,898

New Jersey Economic Development Authority, Revenue:

   (Community Mental Health Loan Program) 8.50%, 7/1/2017                                           7,230,000         8,034,338

   District Heating and Cooling

       (Trigen - Trenton District Energy Co. L.P. Project):

          6.10%, 12/1/2004                                                                          3,375,000         3,644,730

          6.20%, 12/1/2007                                                                          2,725,000         2,899,971

   Economic Development:

       (American Airlines Inc. Project) 7.10%, 11/1/2031                                            2,855,000         3,110,180

       Refunding (Tevco Inc. Project) 8.125%, 10/1/2009 (LOC; Credit Lyonnais) (e)                  2,500,000         2,649,025

   First Mortgage (The Evergreens) 9.25%, 10/1/2022 (Prerefunded 10/1/2002) (b)                     5,000,000         6,022,400

   Health, Hospital and Nursing Home, Refunding:

       First Mortgage (Cadbury Corp. Project):

          5.50%, 7/1/2018 (Insured ACA)                                                             1,000,000         1,018,040

          5.50%, 7/1/2028 (Insured ACA)                                                             1,500,000         1,520,400

       (Hillcrest Health Service):

          Zero Coupon, 1/1/2012 (Insured; AMBAC)                                                    1,000,000           525,650

          Zero Coupon, 1/1/2013 (Insured; AMBAC)                                                    1,000,000           497,670

          Zero Coupon, 1/1/2015 (Insured; AMBAC)                                                    3,250,000         1,445,568

          Zero Coupon, 1/1/2017 (Insured; AMBAC)                                                    5,000,000         1,987,050

          Zero Coupon, 1/1/2018 (Insured; AMBAC)                                                    2,500,000           941,600

          Zero Coupon, 1/1/2020 (Insured; AMBAC)                                                    6,500,000         2,214,875

          Zero Coupon, 1/1/2022 (Insured; AMBAC)                                                    6,000,000         1,853,100

   Local or Guaranteed Housing, First Mortgage, Refunding (Fellowship Village):

       5.50%, 1/1/2018                                                                              2,500,000         2,490,525

       5.50%, 1/1/2025                                                                              3,000,000         2,993,760

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
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STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------
                                                                                                 ____________      ____________

New Jersey (continued)

New Jersey Economic Development Authority, Revenue (continued):

  Refunding (Morris Hall / Saint Lawrence Inc. Project):
       5.50%, 4/1/2016 (LOC; Corestates Bank) (e)                                              $    1,000,000    $    1,035,400

       5.50%, 4/1/2027 (LOC; Corestates Bank) (e)                                                   3,500,000         3,594,045

   Waste Paper Recycling (Marcal Paper Mills Inc. Project):

       6.25%, 2/1/2009                                                                              6,605,000         7,126,399

       8.50%, 2/1/2010                                                                              5,850,000         6,940,850

   Water Facilities:

       (American Water Co. Inc. Project) 6.50%, 4/1/2022 (Insured; FGIC)                           11,500,000        12,469,335

       (Elizabeth Water Co. Project) 6.70%, 8/1/2021                                                3,965,000         4,260,630

New Jersey Educational Facilities Authority, Revenue, Refunding:

  (Saint Peter's College Project):

       5.375%, 7/1/2018                                                                             1,000,000         1,003,510

       5.50%, 7/1/2027                                                                              1,750,000         1,758,400

   (Seton Hall University Project):

       6.85%, 7/1/2019 (Prerefunded 7/1/1999) (Insured; BIGI) (b)                                   5,280,000         5,549,808

       6.85%, 7/1/2019 (Insured; BIGI)                                                                575,000           602,002

       7%, 7/1/2021                                                                                 3,500,000         3,770,095

New Jersey Health Care Facilities Financing Authority, Health, Hospital and
Nursing

  Home Revenue:

       (Kimball Medical Center) 8%, 7/1/2013 (Prerefunded 7/1/2000) (b)                            13,000,000        14,264,640

       (Palisades Medical Center):

          7.50%, 7/1/2006                                                                           2,000,000         2,149,120

          7.60%, 7/1/2021                                                                           2,350,000         2,524,793

       (Raritan Bay Medical Center) 7.25%, 7/1/2014                                                13,000,000        14,118,910

   Refunding:

       (Atlantic Health Systems Hospital Corp.) 5%, 7/1/2027 (Insured; AMBAC)                       5,750,000         5,625,053

       (Hackensack University Medical Center) 5%, 1/1/2022 (Insured; MBIA) (f)                      6,900,000         6,755,238

       (Princeton Medical Center Obligation Group) 5.125%, 7/1/2018 (Insured; AMBAC)                2,000,000         2,001,780

       (Rahway Hospital Obligation Group) 5.125%, 7/1/2014                                            750,000           733,980

       (Saint Elizabeth Hospital Obligation Group):

          6%, 7/1/2014                                                                              2,500,000         2,649,850

          6%, 7/1/2020                                                                              3,000,000         3,166,980

       (Saint Joseph's Hospital and Medical Center)

          5.75%, 7/1/2016 (Insured; Connie Lee)                                                     1,800,000         1,904,526

New Jersey Higher Education Assistance Authority, Student Loan Revenue

   5.30%, 6/1/2017 (Insured; AMBAC)                                                                 9,250,000         9,282,838

New Jersey Housing and Mortgage Finance Agency, Revenue:

  Multi-Family Housing:

       5.40%, 11/1/2017 (Insured; AMBAC)                                                            2,000,000         2,040,660

       5.65%, 5/1/2040 (Insured; AMBAC)                                                            15,000,000        15,364,800

       Refunding (Presidential Plaza at Newport Project) 7%, 5/1/2030 (Insured; FHA)                5,000,000         5,412,250

   Rental Housing (Tiffany Manor) 6.75%, 11/1/2022                                                  9,310,000         9,920,550

New Jersey Transit Corp., Lease Purchase Agreement, COP (Raymond Plaza East
Inc.)

   6.50%, 10/1/2016 (Insured; FSA)                                                                  3,945,000         4,515,447

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
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STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------
                                                                                                 ____________      ____________

New Jersey (continued)

New Jersey Transportation Trust Fund Authority, Refunding (Transportation
System):

   6.50%, 6/15/2011 (Insured; MBIA)                                                             $  11,000,000     $  12,993,310

   7%, 6/15/2012 (Insured; MBIA)                                                                    6,000,000         7,372,920

New Jersey Turnpike Authority, Turnpike Revenue, Refunding

   6.50%, 1/1/2016 (Insured; MBIA)                                                                 14,665,000        17,372,599

North Jersey District Water Supply Commission, Sewer Revenue (Wanaque South
Project)

   6%, 7/1/2019 (Insured; MBIA)                                                                     2,000,000         2,240,320

Ocean County Pollution Control Financing Authority, PCR, Refunding

   (Ciba Geigy Corp. Project) 6%, 5/1/2020                                                         11,700,000        12,487,293

Passaic County Utilities Authority, Solid Waste System Revenue 7%, 11/15/2007                       1,500,000         1,485,255

Port Authority of New York and New Jersey:

   (Delta Airlines Inc. Project) 6.95%, 6/1/2008                                                    7,200,000         7,864,920

   Port, Airport, and Marina Improvements Revenue:

       Refunding:

          5.25%, 7/1/2014                                                                           1,970,000         1,998,801

          5%, 12/1/2017                                                                             5,475,000         5,345,188

          5%, 6/1/2018                                                                              4,780,000         4,647,642

   Special Obligation Revenue:

       (U.S. Air LaGuardia Project) 9.125%, 12/1/2015                                               6,500,000         7,276,945

       (JFK International Air Terminal):

          6.25%, 12/1/2015 (Insured; MBIA)                                                          5,000,000         5,765,350

          5.75%, 12/1/2022 (Insured; MBIA)                                                         17,885,000        18,968,473

          5.75%, 12/1/2025 (Insured; MBIA)                                                          5,345,000         5,608,188

Rutgers University, College and University Revenue 5.20%, 5/1/2022                                  4,400,000         4,452,404

South Jersey Transportation Authority, Port, Airport and Marina Lease Revenue

   (Raytheon Aircraft Service Inc. Project) 6.15%, 1/1/2022                                           510,000           546,144

Union City, Refunding 5.20%, 9/1/2012 (Insured; MBIA)                                               8,000,000         8,384,480

Union County Utilities Authority, Solid Waste Revenue:

   7.15%, 6/15/2009                                                                                 2,750,000         2,755,280

   7.20%, 6/15/2014                                                                                10,000,000        10,019,100

University of Medicine and Dentistry 7.20%, 12/1/2019 (Prerefunded 12/1/1999) (b)                   5,710,000         6,091,314

Western Monmouth Utilities Authority, Sewer Revenue, Refunding

   5.60%, 2/1/2014 (Insured; AMBAC)                                                                 2,190,000         2,311,852

West New York Municipal Utilities Authority, Sewer Revenue, Refunding

   7.30%, 12/15/2017 (Prerefunded 12/15/2000) (Insured; FGIC) (b)                                   6,250,000         6,858,188

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
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STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------
                                                                                                 ____________      ____________

U.S. Related --16.1%

Commonwealth of Puerto Rico:

   5.40%, 7/1/2025                                                                             $    6,300,000    $    6,429,339

   5.375%, 7/1/2025                                                                                 2,580,000         2,624,195

   Refunding:

       6.50%, 7/1/2014 (Insured; MBIA)                                                              7,260,000         8,636,641

       5.65%, 7/1/2015 (Insured; MBIA)                                                              2,000,000         2,191,160

   Public Improvement 6.80%, 7/1/2021 (Prerefunded 7/1/2002) (b)                                    5,400,000         6,015,006

Puerto Rico Aqueduct and Sewer Authority, Revenue, Refunding

   5%, 7/1/2019 (Insured; AMBAC)                                                                    4,215,000         4,121,216

Puerto Rico Electric Power Authority, Power Revenue 5.50%, 7/1/2025 (Insured; AMBAC)                5,000,000         5,141,700

Puerto Rico Highway and Transportation Authority, Highway Revenue:

   6.361%, 7/1/2007 (c)                                                                            11,100,000        12,293,250

   6.448%, 7/1/2009 (c)                                                                             2,950,000         3,252,375

   7.75%, 7/1/2016 (Prerefunded 7/1/2000) (b)                                                       3,460,000         3,782,161

   6.625%, Series S, 7/1/2018 (Prerefunded 7/1/2002) (b)                                           13,000,000        14,399,320

   6.625%, Series T, 7/1/2018 (Prerefunded 7/1/2002) (b)                                            2,040,000         2,259,586

   5%, 7/1/2036                                                                                     8,000,000         7,926,000

   5%, 7/1/2038                                                                                    11,000,000        10,568,690

Puerto Rico Public Buildings Authority, Lease Revenue

   5.25%, 7/1/2021 (Guaranteed; Commonwealth of Puerto Rico)                                        3,165,000         3,187,345

Puerto Rico Ports Authority, Special Facilities Revenue

   (American Airlines Inc. Project) 6.25%, 6/1/2026 (Guaranteed; AMR Corp.)                         3,000,000         3,251,340

                                                                                                                  _____________

TOTAL INVESTMENTS (cost $553,309,134)                                                                   99.8%      $594,886,337

                                                                                                      _______    ______________


CASH AND RECEIVABLES (NET)                                                                                .2%    $    1,001,295

                                                                                                      _______    ______________


NET ASSETS                                                                                             100.0%      $595,887,632

                                                                                                      _______    ______________

Summary of Abbreviations
-----------------------------------------------------------------------------
ACA         American Capital Access                                 FSA         Financial Security Assurance
AMBAC       American Municipal Bond Assurance Corporation           LOC         Letter of Credit
BIGI        Bond Investors Guaranty Insurance                       MBIA        Municipal Bond Investors Assurance
COP         Certificate of Participation                                           Insurance Corporation
FGIC        Financial Guaranty Insurance Company                    MFHR        Multi-Family Housing Revenue
FHA         Federal Housing Administration                          PCR         Pollution Control Revenue
FNMA        Federal National Mortgage Association

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
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Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------
Fitch (g)            or            Moody's             or            Standard & Poor's              Percentage of Value
_______                            ________                          __________________            ____________________
AAA                                Aaa                               AAA                                 55.9%
AA                                 Aa                                AA                                    6.3
A                                  A                                 A                                    17.5
BBB                                Baa                               BBB                                  10.6
BB                                 Ba                                BB                                    1.0
B                                  B                                 B                                     1.2
Not Rated (h)                      Not Rated (h)                     Not Rated (h)                         7.5
                                                                                                       _______
                                                                                                         100.0%
                                                                                                       _______


Notes to Statement of Investments:

-----------------------------------------------------------------------------

(a) Security held in segregated account for the purpose of collateralizing delayed-delivery security.

(b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(c) Inverse floater security -- the interest is subject to change periodically

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, this security amounted to $16,117,775 or 2.7% of net assets.

(e) Secured by letter of credit.

(f) Purchased on a delayed-delivery basis.

(g) Fitch currently provides creditworthiness information for a limited number of investments.

(h) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

(i) At June 30, 1998, the Fund had $153,318,063 (25.7% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from transportation projects.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                 JUNE 30, 1998 (UNAUDITED)

                                                                                                     Cost             Value

                                                                                                 ____________      ____________
ASSETS:                          Investments in securities--See Statement of Investments         $553,309,134      $594,886,337

                                 Interest receivable                                                                  9,892,233

                                 Receivable for investment securities sold                                            2,447,490

                                 Receivable for shares of Common Stock subscribed                                         5,445

                                 Prepaid expenses                                                                        13,035

                                                                                                                  _____________

                                                                                                                    607,244,540

                                                                                                                  _____________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          383,765

                                 Due to Distributor                                                                      11,093

                                 Payable for investment securities purchased                                          6,820,574

                                 Cash overdraft due to Custodian                                                      4,028,324

                                 Payable for shares of Common Stock redeemed                                             23,981

                                 Accrued expenses                                                                        89,171

                                                                                                                  _____________

                                                                                                                     11,356,908

                                                                                                                  _____________


NET ASSETS                                                                                                         $595,887,632

                                                                                                                  _____________



REPRESENTED BY:                  Paid-in capital                                                                   $551,295,597

                                 Accumulated net realized gain (loss) on investments                                  3,014,832

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4                                                            41,577,203

                                                                                                                  _____________


NET ASSETS                                                                                                         $595,887,632

                                                                                                                  _____________



SHARES OUTSTANDING

(500 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED)                                                      44,524,504


NET ASSET VALUE, offering and redemption price per share--Note 3(d)                                                      $13.38

                                                                                                                        _______










                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS            SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME
INCOME                           Interest Income                                                                  $17,261,438

EXPENSES:                        Management fee--Note 3(a)                                  $ 1,773,513

                                 Shareholder servicing costs--Note 3(b)                         892,205

                                 Custodian fees                                                  28,861

                                 Professional fees                                               27,861

                                 Directors' fees and expenses--Note 3(c)                         18,136

                                 Prospectus and shareholders' reports                            12,618

                                 Registration fees                                                6,513

                                 Loan commitment fees--Note 2                                     2,905

                                 Miscellaneous                                                   13,334

                                                                                           ____________

                                        Total Expenses                                        2,775,946


                                 Less--reduction in management fee due to
                                    undertaking--Note 3(a)                                     (148,456)

                                                                                           ____________

                                        Net Expenses                                                                2,627,490

                                                                                                                 ____________

INVESTMENT INCOME--NET                                                                                             14,633,948

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                                 Net realized gain (loss) on investments                   $ 2,291,875
                                 Net unrealized appreciation (depreciation)
                                    on investments                                            (846,953)

                                                                                           ____________



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                              1,444,922

                                                                                                                 ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $16,078,870

                                                                                                                 ____________








                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Six Months Ended
                                                                                          June 30, 1998        Year Ended
                                                                                          (Unaudited)       December 31, 1997
                                                                                         _______________     _______________
OPERATIONS
   Investment income--net                                                                  $ 14,633,948         $ 30,630,024

   Net realized gain (loss) on investments                                                    2,291,875            3,536,391

   Net unrealized appreciation (depreciation) on investments                                   (846,953)          15,879,094

                                                                                          _____________        _____________

       Net Increase (Decrease) in Net Assets Resulting from Operations                       16,078,870           50,045,509

                                                                                          _____________        _____________


DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net                                                                   (14,633,948)         (30,630,024)

   Net realized gain on investments                                                              ------           (4,017,268)

                                                                                          _____________        _____________

       Total Dividends                                                                      (14,633,948)         (34,647,292)

                                                                                          _____________        _____________


CAPITAL STOCK TRANSACTIONS:

   Net proceeds from shares sold                                                             51,544,902          137,672,657

   Dividends reinvested                                                                      10,662,421           25,649,350

   Cost of shares redeemed                                                                  (63,982,884)        (176,451,075)

                                                                                          _____________        _____________

       Increase (Decrease) in Net Assets from Capital Stock Transactions                     (1,775,561)         (13,129,068)

                                                                                          _____________        _____________

          Total Increase (Decrease) in Net Assets                                              (330,639)           2,269,149


NET ASSETS:

   Beginning of Period                                                                      596,218,271          593,949,122

                                                                                          _____________        _____________

   End of Period                                                                           $595,887,632         $596,218,271

                                                                                          _____________        _____________



                                                                                             Shares                Shares

                                                                                          _____________        _____________

CAPITAL SHARE TRANSACTIONS:

   Shares sold                                                                                3,856,935           10,576,756

   Shares issued for dividends reinvested                                                       798,601            1,956,865

   Shares redeemed                                                                          (4,789,337)         (13,551,273)

                                                                                          _____________        _____________

       Net Increase (Decrease) in Shares Outstanding                                          (133,801)          (1,017,652)

                                                                                          _____________        _____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                    Six Months Ended
                                                     June 30, 1998              Year Ended December 31,
                                                                  _____________________________________________________
PER SHARE DATA:                                      (Unaudited)   1997        1996      1995        1994       1993
                                                     ____________ _______    _______    _______    _______    _______
   Net asset value, beginning of period                 $13.35     $13.00     $13.53     $12.41     $14.03     $13.17
                                                       _______    _______    _______    _______    _______    _______

   Investment Operations:

   Investment income--net                                  .33        .68        .72        .74        .78        .79

   Net realized and unrealized gain (loss)
       on investments                                      .03        .44       (.30)      1.12      (1.61)       .88
                                                       _______    _______    _______    _______    _______    _______

   Total from Investment Operations                        .36       1.12        .42       1.86       (.83)      1.67
                                                       _______    _______    _______    _______    _______    _______

   Distributions:

   Dividends from investment income--net                 (.33)       (.68)      (.72)      (.74)      (.77)      (.79)

   Dividends from net realized gain on investments         --        (.09)      (.23)      (.00)(1)     --       (.02)

   Dividends in excess of net realized gain
       on investments                                      --          --         --         --       (.02)        --
                                                       _______    _______    _______    _______    _______    _______

   Total Distributions                                   (.33)       (.77)      (.95)      (.74)      (.79)      (.81)
                                                       _______    _______    _______    _______    _______    _______

   Net asset value, end of period                       $13.38     $13.35     $13.00     $13.53     $12.41     $14.03
                                                       _______    _______    _______    _______    _______    _______


TOTAL INVESTMENT RETURN                                   5.46%(2)   8.84%      3.43%     15.29%     (6.02%)    12.97%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                 .89%(2)    .80%       .80%       .80%       .77%       .72%

   Ratio of net investment income
       to average net assets                              4.95%(2)   5.23%      5.46%      5.67%      5.94%      5.74%

   Decrease reflected in above expense ratios due
       to undertakings by the Manager                      .05%(2)    .14%       .14%       .15%       .20%       .25%

   Portfolio Turnover Rate                               16.04%(3)  28.01%     31.30%     24.37%     10.02%      6.05%

   Net Assets, end of period (000's omitted)          $595,888   $596,218   $593,949   $653,836   $577,525   $725,815

------------

(1)  Amount represents less than $.01 per share.

(2)  Annualized.

(3)  Not annualized.




                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus New Jersey Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 (" Act" ) as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (" Manager" ) serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor" ) is the distributor of the Fund's shares, which are sold to the public without a sales load.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Fund's Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custodian agreement, the Fund received net earning credits of $86 during the period ended June 30, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

  The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1998, the Fund did not borrow under the Facility.

DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2 % of the value of the Fund's average net assets for any full fiscal year, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The Manager had undertaken through June 30, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund' s aggregate annual expenses (exclusive of certain expenses as described above) exceeded an annual rate of .90 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $148,456 during the period ended June 30, 1998.

  (B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service
Agents   (a   securities   dealer,   financial  institution  or  other  industry
professional) for distributing the Fund' s shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .25 of 1% of the value of the Fund' s average daily net assets. Both the Distributor and Dreyfus may pay Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amount, if any, to be paid to Service Agents and the basis on which such payments are made. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or
 . 005 of 1% of the value of the Fund's average daily net assets for any full year. During the period ended June 30, 1998, the Fund was charged $741,273 pursuant to the Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended June 30, 1998, the Fund was charged $103,378 pursuant to the transfer agency agreement.

  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

  (D) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended June 30, 1998, redemption fees amounted to $155.

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1998, amounted to $116,850,809 and $93,046,061, respectively.

  At  June  30, 1998, accumulated net unrealized appreciation on investments was
$41,577,203,   consisting  of  $42,516,428  gross  unrealized  appreciation  and
$939,225 gross unrealized depreciation.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



                                   (reg.tm)

                                   (reg.tm)

DREYFUS NEW JERSEY MUNICIPAL

BOND FUND, INC.

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Printed in U.S.A.                                              750SA986

New Jersey

Municipal

Bond Fund, Inc.

Semi-Annual

Report

June 30, 1998